Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion (note 6)		$ (34)
Net change in unrealized gains (losses) on platinum and palladium bullion (note 6)	(22,024)	(34,775)
Other income	91	27
	(21,933)	(34,782)
Management fees (note 8)	689	593
Bullion storage fees	214	279
Listing and regulatory filing fees	137	62
Legal fees	112	32
Audit fees	82	74
Sales tax	81	153
Unitholder reporting costs	56	39
Administrative fees	22	24
Independent Review Committee fees	7	7
Trustee fees	3	3
Custodial fees	1	1
Net foreign exchange losses (gains)
	1,404	1,267
Net income (loss) and comprehensive income (loss)	$ (23,337)	$ (36,049)
Weighted average number of Units	13,934,975	10,198,824
Increase (decrease) in total equity from operations per Unit	$ (1.67)	$ (3.53)